UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2013

FIRST FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

South Carolina	001-12669	57-0799315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment on Form 8-K/A amends the Current Report on Form 8-K filed on July 29, 2013 by First Financial Holdings, Inc. (the “Company”) to include the financial statements and unaudited pro forma financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition (the “Acquisition”) of old First Financial Holdings, Inc. (“FFCH”).  As of and for the periods ended June 30, 2013 and December 31, 2012, the legal name of the Company was SCBT Financial Corporation, so the Company is also referred to as “SCBT Financial Corporation” or “SCBTFC”.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of FFCH as of December 31, 2012, December 31, 2011 and September 30, 2011 and for the year ended December 31, 2012, the quarter ended December 31, 2011, and the years ended September 30, 2011 and September 30, 2010, the Report of Independent Registered Public Accounting Firm thereon, as well as the accompanying Notes thereto, are filed as Exhibit 99.1.

The Unaudited Consolidated Financial Statements of FFCH as of and for the quarters ended June 30, 2013 and June 30, 2012, and the six months ended June 30, 2013 and June 30, 2012, as well as the accompanying Notes thereto, are filed as Exhibit 99.2.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company and FFCH, as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2012, reflecting the Acquisition, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.

99.1

Audited Consolidated Financial Statements of FFCH as of December 31, 2012, December 31, 2011 and September 30, 2011 and for the year ended December 31, 2012, the quarter ended December 31, 2011, and the years ended September 30, 2011 and September 30, 2010 (filed with FFCH’s Annual Report on Form 10-K filed on March 18, 2013 and incorporated herein by reference).

99.2

Unaudited Consolidated Financial Statements of FFCH as of and for the quarters ended June 30, 2013 and June 30, 2012, and the six months ended June 30, 2013 and June 30, 2012 (filed as part of Exhibit 99.1 to FFCH’s Current Report on Form 8-K filed on July 26, 2013 and incorporated herein by reference).

99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements of SCBT Financial Corporation and First Financial Holdings, Inc., as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2013 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

Date: October 11, 2013
	By:	/s/ John C. Pollok
	Name:	John C. Pollok
	Title:	Senior Executive Vice President, Chief Financial Officer
and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.

99.1

Audited Consolidated Financial Statements of FFCH as of December 31, 2012, December 31, 2011 and September 30, 2011 and for the year ended December 31, 2012, the quarter ended December 31, 2011, and the years ended September 30, 2011 and September 30, 2010 (filed with FFCH’s Annual Report on Form 10-K filed on March 18, 2013 and incorporated herein by reference).

99.2

Unaudited Consolidated Financial Statements of FFCH as of and for the quarters ended June 30, 2013 and June 30, 2012, and the six months ended June 30, 2013 and June 30, 2012 (filed as part of Exhibit 99.1 to FFCH’s Current Report on Form 8-K filed on July 26, 2013 and incorporated herein by reference).

99.3

Unaudited Pro Forma Condensed Consolidated Financial Statements of SCBT Financial Corporation and First Financial Holdings, Inc., as of June 30, 2013 and for the year ended December 31, 2012 and the six months ended June 30, 2013 (filed herewith).